UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

September 15, 2006

Date of report (Date of earliest event reported)

ADVANCED MICRO DEVICES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-07882	94-1692300
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One AMD Place

P.O. Box 3453 Sunnyvale, California 94088-3453

(Address of Principal Executive Offices)

N/A

(Former Name or Former Address, if Change Since Last Report)

(408) 749-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Attached as Exhibit 99.1 is a copy of the Management Information Circular that is being mailed by ATI Technologies Inc. (“ATI”) to its security holders in connection with the proposed acquisition of ATI by Advanced Micro Devices, Inc.

The information in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
99.1	Management Information Circular (incorporated by reference to Exhibit 99.3 of the Form 6-K of ATI Technologies Inc. filed with the SEC on September 15, 2006 (File No. 000-29872))

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2006	ADVANCED MICRO DEVICES, INC.

	By:	/s/ Faina Medzonsky
	Name:	Faina Medzonsky
	Title:	Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Management Information Circular (incorporated by reference to Exhibit 99.3 of the Form 6-K of ATI Technologies Inc. filed with the SEC on September 15, 2006 (File No. 000-29872))